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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 2, 2002


                                CLECO CORPORATION

             (Exact name of registrant as specified in its charter)

          Louisiana                      1-15759                 72-1445282
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

            2030 Donahue Ferry Road
             Pineville, Louisiana                            71360-5226
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (318) 484-7400

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Item 5. Other Events.

     On May 2, 2002, Cleco Corporation (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation (the "Underwriter") for the public offering of 1,750,000 shares of the Company's common stock, with an additional 250,000 shares of the Company's common stock issuable pursuant to an over-allotment option granted to the Underwriter (the "Offered Securities"). The Offered Securities were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration No. 333-55656) of the Company, as supplemented by the Prospectus Supplement dated May 2, 2002 relating to the Offered Securities filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act. Closing of the issuance and sale of the Offered Securities is scheduled for May 8, 2002.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

           1.1 Underwriting Agreement dated May 2, 2002 by and between the Company and the Underwriter.

           5.1 Opinion of Phelps Dunbar, L.L.P., as to the legality of the Offered Securities.

          99.1      Cleco Corporation press release dated May 3, 2002.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CLECO CORPORATION




Date: May 6, 2002                    By: /s/ Dilek Samil
                                        ------------------------
                                         Dilek Samil
                                         Senior Vice President of Finance
                                         and Chief Financial Officer

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                                  EXHIBIT INDEX

         Number     Exhibit
         ------     -------
          1.1       Underwriting Agreement dated May 2, 2002 by and between the
                    Company and the Underwriter.

          5.1 Opinion of Phelps Dunbar, L.L.P., as to the legality of the Offered Securities.

          99.1      Cleco Corporation press release dated May 3, 2002.

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